                                                                    EXHIBIT 99.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



         In connection with the Annual Report of Motorcar Parts & Accessories, Inc. (the "Company") on Form 10-K for the year ended March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Annual Report"), I, Charles Yeagley, Chief Financial Officer of the Company, certify, pursuant to 19 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

        1. The Annual Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

        2. The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                              /S/ CHARLES YEAGLEY
                                             ----------------------------------
                                             Charles Yeagley
                                             Chief Financial Officer
                                             June 27, 2003